UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

HOMOLOGY MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2021, the Board of Directors (the “Board”) of Homology Medicines, Inc. (the “Company”) appointed Tim Kelly as Chief Operating Officer of the Company.

Prior to his appointment, Mr. Kelly, 52, served as our Chief Technical Operations Officer from April 2018 to April 2021, where he led the construction of the Company’s internal 25,000-square-foot GMP manufacturing facility, which was completed in 12 months from design to operation, and scaled to a 2,000-liter bioreactor with a HEK293 serum-free suspension system. Prior to that, Mr. Kelly served as our Senior Vice President of Technical Operations from May 2017 to April 2018. Under his leadership, the Company has attracted and grown a highly experienced technical operations team. From January 2017 to May 2017, Mr. Kelly served as Head of Technical Operations at Sarepta Therapeutics, Inc., a biopharmaceutical company. Prior to that, Mr. Kelly spent eight years, from 2009 to 2017, at Shire plc, a biotechnology company, where he served most recently as Senior Vice President and Head of Biologics Operating Unit from May 2016 to January 2017, and prior to that served in roles of increasing responsibility, including Interim Head of Technical Operations from August 2015 to April 2016 and Head of Product Strategy & Planning from 2014 to July 2015. He was previously the Head of Technical Operations at UCB S.A. in Belgium. Mr. Kelly also held roles of increasing responsibility at Biogen Idec, including Senior Director of International Operations. Mr. Kelly holds a B.S. with emphasis in Engineering Mechanics from the United States Air Force Academy and an M.B.A. from Troy University.

In connection with his appointment, on April 7, 2021, the Board granted Mr. Kelly an option to purchase 10,000 shares of the Company’s common stock, with an exercise price of $7.18 per share, the fair market value of a share of the Company’s common stock on the date of grant, which option vests over four years in forty-eight (48) substantially equal installments upon Mr. Kelly’s completion of each full month of service to the Company following April 12, 2021. Also in connection with the appointment, Mr. Kelly’s annual base salary was increased by $16,000 to $435,300 effective as of April 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: April 12, 2021	By:	/s/ W. Bradford Smith
W. Bradford Smith
Chief Financial Officer and Treasurer